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                     Prudential Real Estate Securities Fund

                         Supplement dated July 8, 1998
                     to Statement of Additional Information
                              dated March 20, 1998

THE FOLLOWING INFORMATION SUPPLEMENTS 'INVESTMENT RESTRICTIONS' IN THE STATEMENT OF ADDITIONAL INFORMATION:

    The Fund does not consider real estate investment trust (REITs) an 'industry' for purposes of investment restriction 4.

MF182C-1 (7/8/98)